UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2018
FIVE9, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-36383	94-3394123
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Bishop Ranch 8
4000 Executive Parkway, Suite 400
San Ramon, California 94583
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (925) 201-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.
On May 18, 2018, Five9, Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected two directors to the Company’s board of directors, (2) approved, on an advisory basis, the compensation of the Company’s named executive officers, (3) approved, on an advisory basis, one year as the frequency with which the Company will hold advisory votes on the compensation of its named executive officers and (4) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. A total of 52,977,689 shares, or 92% of the Company’s common stock outstanding as of the record date of March 22, 2018, were represented in person or by proxy at the Annual Meeting. The matters voted on by the Company’s stockholders and the voting results are as follows:

1.
Election of Directors. Both nominees for director were elected as Class I directors to the Company’s board of directors to serve until the Company’s 2021 annual meeting of stockholders or until their successors are duly elected and qualified.

Nominee	Shares For	Shares Withheld	Broker Non-Votes
Michael Burdiek	34,895,066	12,594,156	5,488,467
David DeWalt	21,785,326	25,703,896	5,488,467

2.	Advisory vote on executive compensation. The Company’s stockholders approved, on an advisory basis, the compensation of its named executive officers. The proposal received the following votes:

Shares For	Shares Against	Shares Abstained	Broker Non-Votes
45,836,129	1,638,662	14,431	5,488,467

3.
Advisory vote on the frequency of advisory votes on executive compensation. The Company’s stockholders voted, on an advisory basis, on the frequency with which the Company will hold an advisory vote on the compensation of its named executive officers. The proposal received the following votes:

One Year	Two Years	Three Years	Shares Abstained	Broker Non-Vote
46,371,125	1,001,747	23,907	92,443	5,488,467

Consistent with the recommendation of stockholders, the Company's board of directors determined that the Company will hold future advisory votes on named executive officer compensation on an annual basis until the next stockholder vote on the frequency of future advisory votes on named executive officer compensation.

4.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The appointment of KPMG LLP was ratified.

Shares For	Shares Against	Shares Abstained
52,960,680	16,419	590

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE9, INC.

Date: May 22, 2018	By:	/s/ Barry Zwarenstein
Barry Zwarenstein
Chief Financial Officer